UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Western Asset Variable Rate Strategic Fund Inc.
(Name of Registrant as Specified In Its Charter)

William J. Renahan
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

620 Eighth Avenue, 49th Floor New York, New York 10018

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

December 19, 2007

To the Stockholders:

The Annual Meeting of Stockholders (the "Meeting") of Western Asset Variable Rate Strategic Fund Inc. (the "Fund") will be held at 620 Eighth Avenue, 49th Floor, New York, New York, on Wednesday, January 23, 2008 at 3:00 p.m., Eastern Standard Time, for the purposes of considering and voting upon the following:

1. The election of Directors (Proposal 1); and

2. Any other business that may properly come before the Meeting or any adjournments or postponements thereof.

The close of business on December 5, 2007 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.

By Order of the Board of Directors,

Robert I. Frenkel
Secretary

To avoid the unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy, date and sign it and return it promptly in the envelope provided, no matter how large or how small your holdings may be.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts

(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)

(2)	ABC Corp.	John Doe, Treasurer

(3)	ABC Corp., c/o John Doe, Treasurer	John Doe

(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee

(2)	Jane B. Doe, Trustee, u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2)	John B. Smith	John B. Smith, Jr., Executor

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

620 Eigth Avenue, New York, New York 10018

PROXY STATEMENT

This proxy statement is furnished in connection with a solicitation by the Board of Directors of Western Asset Variable Rate Strategic Fund Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 620 Eigth Avenue, 49th Floor, New York, New York, on Wednesday, January 23, 2008 at 3:00 p.m., Eastern Standard Time, and at any adjournment or adjournments thereof (the "Meeting"), for the purpose set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about December 19, 2007. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of each nominee for Director. The close of business on December 5, 2007 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each holder is entitled to one vote for each full share and the appropriate fraction of a vote for each fractional share held on the record date. On December 5, 2007, there were 8,323,434.087 shares of the Fund's common stock outstanding.

In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's common stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the Meeting may be adjourned to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

Legg Mason Partners Fund Advisor, LLC ("LMPFA"), whose principal business address is 620 Eighth Avenue, 49th Floor, New York, New York 10018, is the Fund's investment manager. Pursuant to a sub-advisory agreement with LMPFA, Western Asset Management Company ("Western Asset"), whose principal business address is , is the Fund's sub-investment advisor. Both LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. ("Legg Mason").

Annual reports are sent to stockholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a stockholder upon request. Such requests should be directed to the Fund at 125 Broad Street, 10th Floor, New York, New York 10004 or by calling toll free at 888-777-0102. Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or proxy statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report or the proxy statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, stockholders should contact the Fund at the address and phone number set forth above.

Proposal 1: Election of Directors

In accordance with the Fund's charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, the holders of the Fund's common stock will be asked to elect three Class II Directors, each to hold office until the year 2011 Annual Meeting of Stockholders, or thereafter until his successor is duly elected and qualified. The terms of office of the remaining Class I and Class III Directors expire at the year 2010 and 2009 Annual Meetings of Stockholders, respectively, or thereafter when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Each of the nominees is currently a member of the Fund's Board of Directors, has consented to be named in this proxy statement and has indicated that he will serve if elected. However, if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in their discretion.

The following table provides information concerning the nominees for election as Directors of the Fund:

Name, Address and Age	Position(s) Held with the Fund	Length of Term Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex* Overseen by Nominee (including the Fund)	Other Directorships Held by Nominee
Nominees to serve as Class II Directors until the 2011 Annual Meeting of Stockholders

NON-INTERESTED DIRECTOR NOMINEES

Leslie H. Gelb c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Director and Member of Audit and Nominating Committees	Since 2000	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	21	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. ("Blackstone Advisors")

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of Nominating and Audit	Since 2004	President, W.R. Hutchinson & Associates Inc. (consulting); formerly, Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	22	Associated Banc-Corp.

Name, Address and Age	Position(s) Held with the Fund	Length of Term Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex* Overseen by Nominee (including the Fund)	Other Directorships Held by Nominee
INTERESTED DIRECTOR NOMINEE

R. Jay Gerken, CFA** Legg Mason, Inc. 620 Eighth Avenue, 49th Floor New York, NY 10018 Birth Year: 1951	Chairman, CEO, President and Director	Since 2004	Managing Director, Legg Mason & Co., LLC ("Legg Mason & Co."); Chairman of the Board and Trustee/Director of 138 funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005).	138	Trustee, Consulting Group Capital Markets Fund (2002-2006)

The following table provides information concerning the remaining Directors of the Fund:

Name, Address and Age	Position(s) Held with the Fund	Length of Term Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex* Overseen by Director (including the Fund)	Other Directorships Held by Director
Class I Directors serving until the 2010 Annual Meeting of Stockholders

NON-INTERESTED DIRECTORS

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director and Member of Audit and Nominating Committees	Since 2007	Vice President and Dean of College of Liberal Arts at Drew University	22	None

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, D.C. 20036 Birth Year: 1938	Director and Member of Audit and Nominating Committees	Since 2004	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	21	None

Name, Address and Age	Position(s) Held with the Fund	Length of Term Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex* Overseen by Director (including the Fund)	Other Directorships Held by Director
Jeswald W. Salacuse c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Director and Member of Audit and Nominating Committees	Since 2004	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	19	Director of two registered investment companies advised by Blackstone Advisors

Class III Directors serving until the 2009 Annual Meeting of Stockholders

NON-INTERESTED DIRECTORS

Carol L. Colman c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of Audit and Nominating Committees	Since 2004	President, Colman Consulting Co.	22	None

Daniel P. Cronin c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of Audit and Nominating Committees	Since 2004	Retired; formerly, Associate General Counsel, Pfizer, Inc.	22	None

*  The term "fund complex" means two or more registered investment companies that:

**  Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is an officer of LMPFA and certain of its affiliates.

(a)  Hold themselves out to investors as related companies for purposes of investment and investor services; or

(b)  Have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2006:

Name of Director/Nominee	Dollar Range(1) of Equity Securities in the Fund	Aggregate Dollar Range(1) of Equity Securities in all Funds Overseen by Director/Nominee in Family of Investment Companies(2)
NON-INTERESTED DIRECTORS/NOMINEES

Carol L. Colman	A	E

Daniel P. Cronin	E	E

Paolo M. Cucchi	C	C

Leslie H. Gelb	A	A

William R. Hutchinson	C	E

Dr. Riordan Roett	A	C

Jeswald W. Salacuse	A	C

INTERESTED NOMINEE

R. Jay Gerken	C	E

(1)  The dollar ranges are as follows: "A" = None; "B" = $1-$10,000; "C" = $10,001-$50,000; "D" = $50,001-$100,000; "E" = Over $100,000.

(2)  The term "family of investment companies" means any two or more registered investment companies that share the same investment adviser or principal underwriter or hold themselves out to investors as related companies for purposes of investment and investor services.

No Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any of their immediate family members, to the best of the Fund's knowledge, had any interest in the Fund's investment adviser or any person or entity (other than the Fund) directly or indirectly controlling, controlled by or under common control with Legg Mason as of December 31, 2006.

Responsibilities of the Board of Directors

The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers, including LMPFA, Western Asset, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

The Board of Directors has four regularly scheduled meetings each year, and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee that meet periodically and whose responsibilities are described below.

During the fiscal year ended September 30, 2007, the Board of Directors held four regular meetings and no special meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders. Mr. Gerken attended the Fund's 2007 Annual Meeting of Stockholders.

The Directors review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, LMPFA, Western Asset and their affiliates and other funds and clients managed by LMPFA and Western Assest to ensure that the Fund is managed in a manner that is in the best interest of the Fund's stockholders.

At December 1, 2007, the nominees, Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund's common stock. To the knowledge of management, no person owned of record or owned beneficially more than 5% of the Fund's capital stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 8,323,315.320 shares, equal to approximately 99.9% of the Fund's outstanding shares.

The Fund's executive officers are chosen each year at a regular meeting of the Board of Directors of the Fund, to hold office until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the Fund's Chairman, CEO and President, the executive officers of the Fund currently are:

Name, Address and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Kaprel Ozsolak Legg Mason & Co. 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1965	Treasurer and Chief Financial Officer	Since 2007	Director of Legg Mason & Co.; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004).

Robert I. Frenkel Legg Mason & Co. 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2004	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessor (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003); formerly, Secretary of Citi Fund Management (from 2001 to 2004).

Ted P. Becker Legg Mason & Co. 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason & Co. (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason & Co. or its predecessors (2002-2005); prior to 2002, Managing Director–Internal Audit & Risk Review at Citigroup Inc.

The Fund's Audit Committee is composed of all Directors who have been determined not to be "interested persons" of the Fund, LMPFA, Western Asset or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, the Audit Committee is composed of Ms. Colman, Messrs. Cronin, Cucchi, Gelb, Hutchinson, Salacuse and Dr. Roett. The principal functions of the Audit Committee are to (a) oversee the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm, as well as approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent registered public accounting firm. This Committee met five times during the fiscal year ended September 30, 2007. The Fund's Board of Directors adopted an amended Audit Committee Charter at a meeting held on November 17, 2006, a copy of which is attached to this Proxy Statement as Annex A.

The Fund's Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is currently composed of Ms. Colman, Messrs. Cronin, Cucchi, Gelb, Hutchinson, Salacuse and Dr. Roett. Only Directors who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the New York Stock Exchange listing standards are members of the Nominating Committee. The Nominating Committee may accept nominees recommended by stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. The Nominating Committee met twice during the Fund's fiscal year ended September 30, 2007. The Fund's Board of Directors adopted a Nominating Committee Charter at a meeting held on January 20, 2004, a copy of which is attached to this Proxy Statement as Annex B.

The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's Directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the Fund, the Nominating Committee may consider the following factors, among any others it may deem relevant:

• whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

• whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, Fund service providers or their affiliates;

• whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

• whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

• the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

• the character and integrity of the person; and

• whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

Report of the Audit Committee

Pursuant to a meeting of the Audit Committee on November 26, 2007, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with KPMG LLP ("KPMG"), the independent registered public accounting firm of the Fund, the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from KPMG that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with KPMG the independent registered public accounting firm's independence.

Pursuant to the Audit Committee Charter adopted by the Fund's Board, the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements and recommending the selection of the Fund's independent registered public accounting firm. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are responsible for oversight. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principals and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended September 30, 2007.

Submitted by the Audit Committee
of the Fund's Board of Directors

Carol L. Colman
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb
William R. Hutchinson
Dr. Riordan Roett
Jeswald W. Salacuse
November 26, 2007

Additional Matters

Compensation

Under the federal securities laws, and in connection with the Meeting, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by LMPFA. The following table provides information concerning the compensation paid to each Director by the Fund during the fiscal year ended September 30, 2007 and the total compensation paid to each Director during the calendar year ended December 31, 2006. Certain of the Directors listed below are members of the Fund's Audit and Nominating Committees, as well as other committees of the boards of certain other investment companies advised by LMPFA. Accordingly, the amounts provided in the table include compensation for service on all such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended September 30, 2007 by the Fund to Mr. Gerken, who is an "interested person" as defined in the 1940 Act.

Name of Director	Aggregate Compensation from the Fund for Fiscal Year Ended 09/30/07	Total Compensation from the Fund and Fund Complex(1) for Calendar Year Ended 12/31/06
		Directorships(2)
Carol L. Colman(3)	$6,570	$298,050	(22)
Daniel P. Cronin	$6,362	$238,500	(22)
Paolo M. Cucchi(4)	$3,946	$90,550	(22)
Leslie H. Gelb	$6,231	$209,050	(21)
Willian R. Hutchinson(3)	$6,625	$402,550	(22)
Dr. Riordan Roett	$6,536	$208,000	(21)
Jeswald W. Salacuse	$7,122	$235,500	(19)

(1)  The term "fund complex" means two or more registered investment companies that:

(a) Hold themselves out to investors as related companies for purposes of investment and investor services or

(b) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other Funds.

(2)  The numbers in parentheses indicate the applicable number of investment company directorships currently held by that Director.

(3)  Mr. Hutchinson and Ms. Colman also received $5,250 and $15,750, respectively, during 2006 for attending on behalf of their former boards an additional meeting relating to the selection of service providers for the funds in the Legg Mason Partners fund complex. These amounts were paid by the manager or its affiliates, and not by the funds.

(4)  Mr. Cucchi became a Director of the Fund on March 1, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(h) of the 1940 Act in combination require the Fund's Directors and principal officers, persons who own more than 10% of the Fund's common stock, LMPFA and Western Asset and their respective directors and principal officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. The Fund believes that for the fiscal year ended September 30, 2007, all relevant persons have complied with applicable filing requirements.

Required Vote

Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions will not be considered votes cast, and will not affect the plurality vote required for directors.

The Directors, including the Directors who are not "interested persons," unanimously recommend that the stockholders vote "FOR" the nominees for Director.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees. The aggregate fees billed in the last two fiscal years ended September 30, 2006 and September 30, 2007 for professional services rendered by KPMG for the audit of the Fund's annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements in those fiscal years were $53,500 and $56,500, respectively.

Audit Related Fees. The aggregate fees billed by KPMG in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statements, other than the Audit Fees described above, for the fiscal years ended September 30, 2006 and September 30, 2007 were $255 and $0, respectively.

In addition, there were no Audit Related Fees billed in the fiscal years ended September 30, 2006 and September 30, 2007 for assurance and related services by KPMG to LMPFA and any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to the Fund (LMPFA and such other entities together, the "Service Affiliates"), that were related to the operations and financial reporting of the Fund. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to September 30, 2007 (prior to May 6, 2003 such services provided were not subject to pre-approval requirements).

Tax Fees. The aggregate fees billed by KPMG for tax compliance, tax advice and tax planning services, which include the filing and amendment of federal, state and local income tax returns, timely regulated investment company qualification review and tax distribution and analysis planning to the Fund for the fiscal years ended September 30, 2006 and September 30, 2007 were $0 and $5,150, respectively.

There were no fees billed by KPMG to the Service Affiliates for tax services for the period May 6, 2003 to September 30, 2007 that were required to be approved by the Fund's Audit Committee.

All Other Fees. There were no other fees billed for other non-audit services rendered by KPMG to the Fund for the fiscal years ended September 30, 2006 and September 30, 2007.

There were no other non-audit services rendered by KPMG to the Service Affiliates in the fiscal years ended September 30, 2006 and September 30, 2007.

Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee but has not yet done so.

For the Fund, the percentage of fees that were approved by the Audit Committee, with respect to: Audit-Related Fees were 100% and 100% for the fiscal years ended September 30, 2006 and September 30, 2007; Tax Fees were 100% and 100% for the fiscal years ended September 30, 2006 and September 30, 2007;

and for Other Fees paid were 100% and 100% for the fiscal years ended September 30, 2006 and September 30, 2007.

The Audit Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund and the Service Affiliates constitutes not more than 5% of the total amount of revenues paid to the Fund's independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) LMPFA and (c) any entity controlling, controlled by or under common control with LMPFA that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate non-audit fees billed by KPMG for services rendered to the Fund and Service Affiliates for the fiscal years ended September 30, 2006 and September 30, 2007 were $75,000 and $0, respectively.

The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit Committee (because they did not require pre-approval) is compatible with maintaining KPMG's independence. All services provided by KPMG to the Fund or to the Service Affiliates that were required to be approved by the Audit Committee were pre-approved.

A representative of KPMG, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

Proposals to be Submitted by Stockholders and Other Stockholder Communications

All proposals by stockholders of the Fund that are intended to be presented at the 2009 Annual Meeting of Stockholders must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than August 19, 2008. Any stockholder who desires to bring a proposal at the 2009 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to c/o Legg Mason, 300 First Stamford Place, 2nd Floor, Stamford, CT 06902) during the period from October 24, 2008 to November 24, 2008. However, if the Fund's 2009 Annual Meeting of Stockholders is held earlier than December 24, 2008 or later than March 26, 2009, such written notice must be delivered to the Secretary of the Fund no earlier than 90 days before the date of the

2009 Annual Meeting of Stockholders and no later than the later of 60 days prior to the date of the 2009 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2009 Annual Meeting of Stockholders. Stockholder proposals are subject to certain regulations under the federal securities laws.

The Fund's Audit Committee has also established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Fund's Chief Compliance Officer ("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund's Audit Committee Chair (together with the CCO, "Complaint Officers"). Complaints may by submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason
Compliance Department
620 Eighth Avenue, 49th Floor
New York, NY 10022

Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

The Fund's Audit Committee Chair may be contacted at:

Western Asset Variable Rate Strategic Fund Inc.
Audit Committee Chair
c/o Robert K. Fulton, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

Any stockholder who wishes to send any other communications to the Board of Directors should also deliver such communications to the Secretary of the Fund at the address listed above. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Expenses of Proxy Solicitation

The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. These costs are estimated to be approximately $15,000. Proxies may also be solicited in-person, by telephone or by use of the mails by officers of the Fund, by regular employees of LMPFA, Western Asset or their affiliates or by other representatives of the Fund. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Other Business

The Board of Directors of the Fund does not know of any other matter that may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in their discretion.

December 19, 2007

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ANNEX A

AUDIT COMMITTEE CHARTER
AMENDED AND RESTATED AS OF NOVEMBER 17, 2006

Establishment and Purpose

This document serves as the Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Legg Mason Partners Fund Advisor, LLC or one of its affiliates (each, an "Adviser") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial reporting, (ii) the Fund's compliance with legal and regulatory requirements (iii) the qualifications and independence of the Fund's independent registered public accountants and (iv) the performance of the Fund's internal audit function and independent registered public accountants; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund's independent registered public accountants, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent registered public accountants; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission for inclusion in the Fund's annual Proxy Statement.

Duties and Responsibilities

The Fund's independent registered public accountants are accountable to the Committee.

The Committee shall:

1.  Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent registered public accountants, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

2.  Confirm with any independent registered public accountants retained to provide audit services that the independent registered public accountants has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

3.  Approve (a) all audit and permissible non-audit services1 to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent registered public accountants to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

1  The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accountants. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accountants, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, and fairness opinions; (iv) actuarial services; (v) internal audit services; (vi) management functions; (vii) human resources; (viii) broker or dealer; (ix) legal services; (x) expert services unrelated to the audit; and (xi) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

4.  Discuss with the independent registered public accountants any disclosed relationships or services that may diminish the objectivity and independence of the independent registered public accountants and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent registered public accountants.

5.  Review, in consultation with the independent registered public accountants, the proposed scope of the Fund's audit each year, including the audit procedures to be utilized in the review of the Fund's financial statements.

6.  Inquire of the Adviser and the independent registered public accountants as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue Code).

7.  Review with the independent registered public accountants any problems or difficulties the registered public accountants may have encountered during the conduct of the audit and management's response, including a discussion with the independent registered public accountants of the matters required to be discussed by Statement on Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

8.  Review, in consultation, as appropriate, with the independent registered public accountants and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund's significant service providers.

9.  Request, receive and/or review from the independent registered public accountants such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent registered public accountants and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or "deficiency" letter (to the extent such letters relate to financial reporting) received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the Fund.

10.  Establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

11.  Obtain and review a report by the Fund's independent registered public accountants describing (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues;

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent registered public accountants during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

and (iii) (to assess the auditor's independence) all relationships between the independent registered public accountants and the Fund.

12.  Discuss policies with respect to risk assessment and risk management.

13.  Review hiring policies for employees or former employees of the Fund's independent registered public accountants.

14.  Discuss with management and the Fund's independent registered public accountants the Fund's audited and discuss with management the Fund's unaudited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report.

15.  Discuss the Fund's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

16.  Review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund's independent registered public accountants or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund's sub-adviser(s), if any, the Fund's counsel, counsel to the Independent Board Members and the Fund's other service providers.

Composition

The Committee shall be composed of each Board member who has been determined not to be an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the Fund (the "Independent Board Members"), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board's minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in the New York Stock Exchange's Listed Company Manual or as set forth in the American Stock Exchange's listing standards, as applicable, and the independence requirements applicable to investment companies set forth in the Securities Exchange Act of 1934. For those Funds listed on the New York Stock Exchange, no member of the Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

Meetings

The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. The Committee may request any officer or employee of the Fund, the Fund's counsel, counsel to the Independent Board Members, the Adviser, the Fund's independent registered public accountants or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet periodically with the Fund's independent registered public accountants outside the presence of the Fund's and the Adviser's officers and employees. The Committee will also meet periodically with the Fund's management outside the presence of the Fund's independent registered public accountants. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

One-third of the Committee's members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

Reporting

The Chairperson shall report regularly to the Board on the result of the Committee's deliberations and make such recommendations as deemed appropriate.

Limits on Role of Committee

The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accountants are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent registered public accountants to the Fund. The designation of a person as an "audit committee financial expert," within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

Amendments

This Charter may be amended by a vote of a majority of the Board members.

Appendix A

LMP Capital and Income Fund Inc. (SCD)

Western Asset Emerging Markets Debt Fund Inc. (ESD)

Western Asset Emerging Markets Floating Rate Fund Inc. (EFL)

Western Asset Emerging Markets Income Fund Inc. (EMD)

Western Asset Emerging Markets Income Fund II Inc. (EDF)

Western Asset Global High Income Fund Inc. (EHI)

Western Asset Global Partners Income Fund Inc. (GDF)

Western Asset High Income Fund Inc. (HIF)

Western Asset High Income Fund II Inc. (HIX)

Western Asset Inflation Management Fund Inc. (IMF)

Western Asset Municipal Partners Fund Inc. (MNP)

Western Asset Municipal Partners Fund II Inc. (MPT)

Western Asset Variable Rate Strategic Fund Inc. (GFY)

Western Asset Worldwide Income Fund Inc. (SBW)

Western Asset 2008 Worldwide Dollar Government Term Trust Inc. (SBG)

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ANNEX B

NOMINATING COMMITTEE CHARTER

Organization

The Nominating Committee of each registered investment company listed on Appendix A hereto (each, a "Fund" and together, the "Funds") shall be composed solely of Directors who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") and, with respect to those Funds listed on the New York Stock Exchange, who are "independent" as defined in the New York Stock Exchange listing standards ("Independent Directors"). The Board of Directors of the Fund (the "Board") shall nominate the members of the Committee and shall designate the Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

•  whether or not the person is an "interested person" as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•  whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund service providers or their affiliates;

•  whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•  whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•  the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

•  the character and integrity of the person; and

•  whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

Quorum

A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.

Nomination of Directors

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Meetings

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: January 20, 2004

Appendix A
As of October 9, 2006

LMP Capital and Income Fund Inc. (SCD)

Western Asset Emerging Markets Debt Fund Inc. (ESD)

Western Asset Emerging Markets Floating Rate Fund Inc. (EFL)

Western Asset Emerging Markets Income Fund Inc. (EMD)

Western Asset Emerging Markets Income Fund II Inc. (EDF)

Western Asset Global High Income Fund Inc. (EHI)

Western Asset Global Partners Income Fund Inc. (GDF)

Western Asset High Income Fund Inc. (HIF)

Western Asset High Income Fund II Inc. (HIX)

Western Asset Inflation Management Fund Inc. (IMF)

Western Asset Municipal Partners Fund Inc. (MNP)

Western Asset Municipal Partners Fund II Inc. (MPT)

Western Asset Variable Rate Strategic Fund Inc. (GFY)

Western Asset Worldwide Income Fund Inc. (SBW)

Western Asset 2008 Worldwide Dollar Government Term Trust Inc. (SBG)

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ANNUAL MEETING OF STOCKHOLDERS OF

WESTERN ASSET VARIABLE RATE

STRATEGIC FUND INC.

January 23, 2008

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

 Please detach along perforated line and mail in the envelope provided.

20300000000000001000 4	012308

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
The Board of Directors recommends a vote “FOR” the following proposal:
1. Election of Directors: Class II to serve until the 2011 Annual Meeting of Stockholders.			2. Any other business that may properly come before the Meeting.
☐	FOR ALL NOMINEES	NOMINEES:
		Leslie H. Gelb	The persons named as proxies are authorized to vote in their discretion on any
		William R. Hutchinson	other business that may properly come before the Meeting.
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	R. Jay Gerken
Please Complete, Sign and Date hereon and Mail in Accompanying
Postpaid Envelope.
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

Please check the box to the right if you will be attending the Meeting ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:             Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, William J. Renahan, Todd Lebo, Grace Sinn, Robert Nelson, Michael Kocur and Marc De Oliveira and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at Legg Mason, 620 Eighth Avenue, 49th Floor, New York, New York on January 23, 2008, at 3:00 p.m., Eastern Standard Time and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying proxy statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees as director.

Please refer to the proxy statement for a discussion of the Proposal.

(Continued and to be signed on the reverse side)

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